                      ====================================

                              THE CHINA FUND, INC.

                      ====================================




                                  ANNUAL REPORT

                                OCTOBER 31, 1998





                                   ----------------------------------------
                                   THE CHINA FUND, INC.
                                   TABLE OF CONTENTS
                                                                      Page
                                                                      ----
                                   Key Highlights                        1
                                   Asset Allocation                      2
                                   Chairman's Statement                  3
                                   Investment Managers' Statement        5
                                   About the Portfolio Managers         12
                                   Schedule of Investments              13
                                   Financial Statements                 18
                                   Notes to Financial Statements        22
                                   Report of Independent Auditors       25
                                   Other Information                    26
                                   Dividends and Distributions;
                                      Dividend Reinvestment
                                      and Cash Purchase Plan            26

                                   ----------------------------------------

THE CHINA FUND, INC.
KEY HIGHLIGHTS
================================================================================

--------------------------------------------------------------------------------
                                FUND DATA
--------------------------------------------------------------------------------
            NYSE STOCK SYMBOL                         CHN
--------------------------------------------------------------------------------
               LISTING DATE                      JULY 10, 1992
--------------------------------------------------------------------------------
            SHARES OUTSTANDING                     10,781,037
--------------------------------------------------------------------------------
       TOTAL NET ASSETS (10/31/98)              US$116.9 MILLION
--------------------------------------------------------------------------------
        NET ASSET VALUE (10/31/98)                   $10.84
--------------------------------------------------------------------------------
         MARKET PRICE (10/31/98)                     $8.75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              TOTAL RETURN
--------------------------------------------------------------------------------
   PERFORMANCE AS OF
      10/31/98:             NET ASSET VALUE(1)             MARKET PRICE
--------------------------------------------------------------------------------
        1-Year                  (33.9)%                       (32.0)%
--------------------------------------------------------------------------------
  3-Year Cumulative             (11.7)%                       (21.9)%
--------------------------------------------------------------------------------
  3-Year Annualized              (4.1)%                        (7.9)%
--------------------------------------------------------------------------------
  5-Year Cumulative             (24.6)%                       (42.9)%
--------------------------------------------------------------------------------
  5-Year Annualized              (5.5)%                       (10.6)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
            RECORD DATE                INCOME            CAPITAL GAINS
--------------------------------------------------------------------------------
              12/31/97                   --                 $0.5003
--------------------------------------------------------------------------------
              12/31/96                $0.0834                  --
--------------------------------------------------------------------------------
              12/29/95                $0.0910                  --
--------------------------------------------------------------------------------
              12/30/94                $0.0093               $0.6006
--------------------------------------------------------------------------------
              12/31/93                $0.0853               $0.8250
--------------------------------------------------------------------------------
              12/31/92                $0.0434               $0.0116
--------------------------------------------------------------------------------


(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 1998
================================================================================


--------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS *
--------------------------------------------------------------------------------
  1. New World Infrastructure, Ltd.                                  5.0%
--------------------------------------------------------------------------------
  2. Ng Fung Hong, Ltd.                                              4.1%
--------------------------------------------------------------------------------
  3. Shanghai Industrial Holdings, Ltd.                              4.1%
--------------------------------------------------------------------------------
  4. Shenzhen Expressway Co., Ltd.                                   3.8%
--------------------------------------------------------------------------------
  5. Zhejiang Expressway Co., Ltd.                                   3.7%
--------------------------------------------------------------------------------
  6. China Merchants Hai Hong Holdings Co., Ltd.                     3.6%
--------------------------------------------------------------------------------
  7. Cosco Pacific, Ltd.                                             3.5%
--------------------------------------------------------------------------------
  8. Beijing Datang Power Generation Co., Ltd.                       2.8%
--------------------------------------------------------------------------------
  9. Zhejiang Refining & Chemical Co., Ltd.                          2.3%
--------------------------------------------------------------------------------
 10. Huaneng Power International, Inc. ("N" Shares)(1)               2.2%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS *
--------------------------------------------------------------------------------
  1. Guangdong Kelon Electrical Holdings Co., Ltd.(2)               5.1%
--------------------------------------------------------------------------------
  2. A-S China Plumbing Products Ltd.                               3.9%
--------------------------------------------------------------------------------
  3. CM Telecom International, Ltd.                                 2.2%
--------------------------------------------------------------------------------
  4. Wai Kee China Investments (BVI) Co., Ltd.                      1.7%
--------------------------------------------------------------------------------
  5. New World Sun City, Ltd.                                       1.7%
--------------------------------------------------------------------------------
  6. Road King Infrastructure, Ltd.                                 1.2%
--------------------------------------------------------------------------------
  7. Shanghai Links Executive Community
         Class A preference shares                                  0.8%
--------------------------------------------------------------------------------
  8. Companion Marble Holdings, Ltd.                                0.6%
--------------------------------------------------------------------------------
  9. Shanghai Links Executive Community                             0.1%
--------------------------------------------------------------------------------


*    Percentages based on net assets at October 31, 1998
(1) The Fund also holds "H" shares of the same issuer amounting to 2.0% of net assets.
(2) The Listed portion of the Fund's portfolio holds additional shares of the issuer amounting to 1.5% of net assets.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================

Dear Stockholders:                                              December 9, 1998

I am pleased to present the annual report on The China Fund Inc. for the fiscal year ended October 31, 1998. The performance of the Fund was affected by the financial turbulence in Asia which prevailed over much of the fiscal year. Consequently, the Net Asset Value ("NAV") of the Fund fell 33.9% to US$10.84 from US$16.97 per share while the market price declined 32.0% to US$8.75 per share from US$13.31 per share.

CHINA AND HONG KONG MARKETS OVERVIEW

The financial uncertainties in Asia dampened investors sentiment in the region last year and triggered steep market corrections. Over the 12 month period ended October 31, 1998, the Shanghai "B" share and Shenzhen "B" share indices declined 48.1% and 44.6%, respectively, while the Hang Seng Index and the Hong Kong Stock Exchange "H" share indices declined 4.4% and 56.4%, respectively.

Primary market activity slowed significantly. An additional five "B" shares were listed on the Shanghai and Shenzhen markets. The total number of Shanghai "B" shares rose from 50 to 52, while the listings in Shenzhen increased from 51 to
54. In addition, the number of "H" shares, Chinese companies listed in Hong Kong, rose from 39 to 41 and that of "N" shares, companies listed in the United States, remained unchanged at 6. Total combined market capitalization of "B", "H" and "N" shares stood at US$8.1 billion as of October 31, 1998.

LISTED INVESTMENTS

The China Fund reduced its weighting in Hong Kong during the year on concern of the weakening local economy. Investment in "H" shares was substantially increased over the period as excessive concern over the stability of the Chinese currency, the renminbi, has pushed share prices into very attractive levels. Among the sectors, the Fund favors the infrastructure and utilities stocks for their stable earnings growth.

DIRECT INVESTMENTS

At October 31, 1998, the Fund's direct investment portfolio had a value of US$20 million invested in twelve investments. During the year ended October 31, 1998, the Fund fully realized one investment, partially realized one investment, and entered into revised terms for one investment.

In July 1995, the Fund subscribed for US$2.5 million of 5.25% Convertible Notes due 2000 (the "Notes") issued by China Southern Glass Holding Company Limited ("CSG"), which is engaged in the processing and sale of construction glass. Between November 1996 and April 1997, the Fund converted US$0.25 million of the Notes into ordinary "B" shares in CSG which are listed on the Shenzhen Stock Exchange. The Fund has sold its holding of the shares for proceeds of US$0.38 million compared to a cost of US$0.25 million. In light of the excess supply in the glass sector and weak demand from the construction industry in China, the Fund in July 1998 exercised its right to put the Notes to CSG at a premium of 8.625%. In respect of the entire investment, the Fund has realized total proceeds, inclusive of interest and dividend, of US$3.2 million compared to cost of US$2.5 million.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (CONTINUED)
================================================================================

During the year ended October 31, 1998, the Fund sold approximately 9.55 million shares, representing 58% of its holding, in Guangdong Kelon Electrical Holdings Limited ("Kelon") for proceeds of approximately US$8.3 million compared to cost of US$3.2 million. The value of the Fund's holding in Kelon as of October 31, 1998 was US$6.0 million compared to cost of US$2.3 million.

LOOKING TO 1999

In 1999, we believe that China's economy will continue to grow at a moderate pace. The various reforms laid down by Premier Zhu Rongji in March 1998 to streamline China's financial, state-owned enterprise, housing and grain distribution sectors will contribute very positively to China's long term economic growth and development. However, there are some areas of concern over the short term.

China's export growth has been hurt by the recent contraction in Asian demand which may slow further going into next year. Despite China's success in increasing economic growth in 1998 through increased fixed asset investment in infrastructure projects, domestic consumer spending remained weak as deflation continued. Sluggish domestic demand and competition from cheaper imports will put pressure on corporate profits. However, as China's economy is in better shape than many of its neighbors with its high foreign exchange reserves (US$143.7 billion), large trade surplus (US$38.4 billion), low foreign debt (US$138.0 billion), and healthy economic growth (7.2%), we believe China is in a strong position to achieve sustainable economic growth.

During the year, the Board of Directors of the Fund approved a share repurchase program that authorizes the Fund to buy back up to $15 million of its common shares in the open market. The program was adopted both to address the discount to net asset value at which the Fund's shares have traded and to create value for the Fund's shareholders by repurchasing shares at a significant discount. As of December 9, 1998, the Fund had repurchased 317,400 shares, or 2.9% of the shares outstanding on September 30, 1998.

In summary, we are confident that China's long term economic outlook remains promising and will continue to provide investment opportunities for the Fund. Thank you for your continued interest in the China Fund. If you have any questions or comments concerning the Fund, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).


Sincerely,


John W. English
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
================================================================================

Dear Stockholders:                                              December 9, 1998

REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market closed the 12 month period ended October 31, 1998, 4.4% lower. The weakness in currencies in Asia triggered a surge in Hong Kong interest rates and raised concern over the stability of the Hong Kong dollar. In November and December of 1997, the negative impact from the volatile fluctuation of Asian currencies and the occasional spikes in local interest rates was countered by bargain hunting and some year-end window dressing which kept the Hang Seng index locked in a 9,500 to 12,000 trading range. However, in January 1998, the sharp depreciation of the Indonesian Rupiah (down 52.4% in one month) and the 0.75% hike in the Hong Kong prime lending rate, from 9.50% to 10.25%, combined to trigger a sharp market correction. The collapse of a large, locally based securities firm during the month dealt a further blow to the already fragile market. After the Hang Seng index hit an intra-day low of 7,909 in mid-January, sentiment began to improve as the regional currencies showed some signs of stability. In March, a 0.25% cut in the Hong Kong prime lending rate and the election of Zhu Rongji as China's new premier, who pledged to keep the Hong Kong dollar stable, boosted investor sentiment and lifted the Hang Seng Index to a high of 11,926 during the month. However, the market failed to hold at this level as worries about economic problems in Japan and the weakening Yen triggered renewed selling in equity markets across Asia. Regional instabilities and the rigidities of Hong Kong's currency board system resulted in high interest rates, tight liquidity, increasing unemployment and falling asset prices. There were also concerns about a possible devaluation of the Chinese renminbi, problems in Russia and other global emerging markets. However, the market posted a dramatic rebound from a low in the 6,600 level as the Hong Kong Monetary Authority (HKMA) stepped in during mid-August and actively intervened in the cash and the futures markets. As a result, the Hang Seng Index rebounded to the 8,000 level towards the end of August. Over the two week period of market intervention, the HKMA was estimated to have used approximately US$15 billion of Hong Kong's foreign exchange ("forex") reserves. The unwinding of short positions by hedge funds to cover losses incurred in other emerging markets and the strengthening of the Yen in September also pushed the market higher. A surprisingly aggressive round of interest rate cuts in the US and encouraging economic statistics from China in September and October boosted local sentiment, leading to stronger share prices. As of October 31, 1998, the Hang Seng index stood at 10,155.

Sentiment on the "H" share market was severely affected by the Asian financial crisis over this period. The sharp depreciation of the Korean Won and the continued weakness of other Asian currencies heightened investors' concern over the negative impact on China's export competitiveness and the threat of a possible devaluation of the Chinese currency, the renminbi. By the end of January, the "H" share index had fallen to a low of 485 points before rebounding in February on recovery of investor sentiment toward China. The return of stability to the Asian currencies and strong January exports alleviated fears of currency devaluation. In addition, Vice Premier Li Lanqing's announcement in late January that China intended to invest US$750 billion in infrastructure

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED) development over the next three years was taken by the market as a commitment to a major drive to stimulate growth in China. Investors also turned more positive on China with the confirmation of Zhu Rongji as the country's new premier at the National People's Congress (NPC) meeting in early March. During the NPC meeting, Premier Zhu announced plans to increase investment in the areas of infrastructure and low cost housing to stimulate domestic economic growth. However, the market turned cautious again upon the release of a slower first quarter GDP growth rate of 7.2% and disappointing 1997 earnings results. Concern over renminbi devaluation, the impact of severe summer floods in July and August and the weakening of the Yen to above the 140 level triggered sell-offs in the market. The bearish market sentiment was reversed in September. Milder than expected damage from the summer floods on Autumn harvests, improving economic statistics and expectation of imminent interest rate cuts all contributed to the rally. The strengthening of the Yen in September to the 120 level eased concern of a devaluation in the Chinese currency and lent further support to the market advance. China's anti-smuggling campaign initiated in July and the enforcement of tighter control over its foreign exchange transactions were deemed successful in curtailing goods illegally brought into the country and preventing unauthorized outflow of foreign currencies. By September, as a result of these efforts, domestic goods prices stabilized and China's forex reserves resumed their growth after stagnating over the January through August period. After falling to a low of 232 in late August, the "H" share index rebounded sharply over the subsequent two months to close at 421 at the end of October 1998. Despite the late rally, the "H" share index still registered a 56.4% decline over the 12 months ended October 31, 1998.

The "B" share markets also declined during the same period. Rumors that China's Securities Regulatory Commission would announce favorable market-boosting measures before or shortly after President Clinton's historic China visit in late June stimulated active buying in May and June. However, heavy selling emerged in July as these measures failed to materialize. Sentiment was also negatively affected by the investigation into trading irregularities by China's second largest brokerage firm, J & A Securities, which led to its eventual merger with another securities house, Guotai Securities. Tighter forex control since August limited buying interest from local investors in the market while foreign investors largely focused on the more liquid "H" share market in Hong Kong. As a result, Shanghai and Shenzhen "B" share indices fell by 48.1% and 44.6%, respectively, over the 12 month period ended October 31, 1998.

On the economic front, China's economy grew at 7.2% over the first nine months of 1998 as compared with 8.8% in 1997, while inflation, as measured by the National Retail Price Index, registered negative 2.5% growth over this period, down from 0.8% last year. Money supply growth, as measured by M2, shrunk from 17.3% growth at the end of 1997 to 16.3% by September 1998. Given the low inflation rate and moderate money supply growth, the Chinese central bank announced further interest rate cuts during the year which brought the one year time deposit rate down from 5.67% to 4.77%. Export growth was weak at 1.3% over the first 10 months of 1998. However, the trade surplus for January through October remained high at US$38.4 billion, up 7.8% over the same period in 1997. China's foreign exchange reserves also grew in 1998, up 2.7% to US$143.7 billion by the end of October 1998 from US$139.9 billion registered at year-end 1997. The Chinese currency, the renminbi (RMB), remained stable throughout the year at RMB 8.3 to USD 1.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market value as of October 31, 1998 and October 31, 1997:

                                                       10/31/98         10/31/97
                                                       --------         --------
HONG KONG SHARES           Conglomerate                  17.1%            26.4%
                           Industrial                     6.5             11.8
                           Infrastructure                 7.3              6.4
                           Property                       2.6              4.0
                           Transportation                 5.0              3.1
                                                       ------           ------
                                                         38.5             51.7
                                                       ------           ------
"H" SHARES                 Industrial                     9.9             16.0
                           Infrastructure                13.8              0.0
                           Utility                        9.6              2.9
                           Transportation                 5.2              5.5
                                                       ------           ------
                                                         38.5             24.4
                                                       ------           ------
                           HONG KONG SUB-TOTAL           77.0             76.1
                                                       ------           ------
SHANGHAI "B" SHARES        Industrial                     0.0              3.7
                           Property                       0.0              1.5
                           Service                        1.1              1.8
                           Transportation                 1.2              2.4
                           Utility                        3.0              2.8
                                                       ------           ------
                                                          5.3             12.2
                                                       ------           ------
SHENZHEN "B" SHARES        Industrial                     1.0              1.1
                           Property                       0.8              0.8
                                                       ------           ------
                                                          1.8              1.9
                                                       ------           ------
"N" SHARES                 Utility                        4.9              2.9
                                                       ------           ------
                           CHINA SUB-TOTAL               12.0             17.0
                                                       ------           ------
SINGAPORE                  Industrial                     0.0              0.7
                                                       ------           ------
CASH                                                     11.0              6.2
                                                       ------           ------
                           TOTAL                        100.0%           100.0%
                                                       ======           ======

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
During the period under review, the Fund has reduced its weighting in Hong Kong, bringing the exposure down to 38.5% from 51.7%. We have increased the Fund's "H" share holdings from 24.4% to 38.5%. The exposure to "B" shares was reduced with the exposure to Shanghai "B" shares cut from 12.2% to 5.3% while the weighting in the Shenzhen "B" shares remained mostly unchanged at 1.8%. The weighting in "N" shares was increased from 2.9% to 4.9%. In light of the uncertain market outlook brought about by the financial volatility in Asia, the cash level was raised to 11.0% from 6.2%.

Over the period, the Listed Investment Manager further consolidated the portfolio by reducing the number of stock holdings from 43 to 30. The weighting in Hong Kong was significantly reduced on concern of the deteriorating local economy and the artificially high market valuation following the government's stock market intervention in mid-August. Holdings in Hutchison Whampoa, CITIC Pacific and China Telecom were sold in August on these grounds. We have also switched from Cheung Kong Infrastructure to New World Infrastructure on the more attractive valuation of the latter as the stock was oversold on concern of the company's higher foreign debt level and potential negative impact if the renminbi were to devalue. The Fund also increased its position in Shanghai Industrial, an established Hong Kong listed red chip company, that is well-positioned to benefit from the long term growth prospect of the Chinese economy.

The weighting in "H" shares has been increased substantially on the expectation of earnings recovery as the Chinese economy improves. Weighting in China's infrastructure and utilities sectors were increased for their solid earnings growth and stable earnings stream. Shenzhen Expressway and Zhejiang Expressway, two tollroad operators in some of China's fastest growing regions, were added to the portfolio. The Fund has also increased its position in Guangshen Railway, a major rail transportation operator in the high growth southern China region, connecting the southern China cities of Guangzhou and Hong Kong. Beijing Datang Power Generation, a large electric power company operating in northern China, and Yanzhou Coal Mining, a producer of quality coal used in power generation, were also added.

The weighting in the Shanghai "B" shares market was trimmed on concern of declining turnover and deteriorating earnings outlook on several listed "B" share companies. Over the past year, the Fund had eliminated holdings in Yitai Coal, Shanghai Lujiazui, Erdos Cashmere, Shanghai Worldbest and Tientsin Marine. In Shenzhen, the portfolio has not been changed while in the "N" shares market, the Fund has increased its holding of Huaneng Power International, a major electric power producer with operations across different provinces in China for its promising earnings outlook.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
The following is a summary of the Fund's Top Ten Listed Investments as of October 31, 1998:


                                                           NUMBER                MARKET              PERCENT OF
                                                          OF SHARES            VALUE (US$)           NET ASSETS
                                                          ---------            -----------           ----------
New World Infrastructure , Ltd.                          4,100,000             $5,849,580               5.0%
Ng Fung Hong, Ltd.                                       5,476,000              4,843,202               4.1%
Shanghai Industrial Holdings, Ltd.                       2,060,000              4,761,007               4.1%
Shenzhen Expressway Co., Ltd.                           19,700,000              4,451,259               3.8%
Zhejiang Expressway Co., Ltd.                           21,840,000              4,286,223               3.7%
China Merchants Hai Hong Holdings Co., Ltd.              6,380,000              4,159,974               3.6%
Cosco Pacific, Ltd.                                      8,213,000              4,029,619               3.5%
Beijing Datang Power Generation Co., Ltd.               10,500,000              3,253,712               2.8%
Zhejiang Refining & Chemical Co., Ltd.                  13,242,000              2,701,402               2.3%
Huaneng Power International, Inc. ("N" Shares) (1)         187,000              2,571,250               2.2%

(1) The Fund also holds "H" shares of the same issuer amounting to 2.0% of net assets.


REVIEW OF  DIRECT INVESTMENTS
As of October 31, 1998, the Fund held investments in ten companies within its Direct Investment portion. A description of these investments is set out below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. As of October 31, 1998, Phases I through V of the Project were completed and sold, Phase VI was under construction and 40% sold, and Phase VII was completed and 33% sold. Pre-sales of Phase VIII commenced in September 1998 and approximately 15% had been sold as of October 31, 1998.

GUANGDONG KELON ELECTRICAL HOLDINGS COMPANY LIMITED ("KELON"),
Kelon has been the leading PRC refrigerator manufacturer since 1991 and in September 1998 obtained shareholders' approval to acquire a 60% interest in Guangdong Kelon Air Conditioner and the air conditioner manufacturing assets of Huabao. Kelon obtained a listing as an `H' share in July 1996. As of October 31, 1998, the Fund has sold approximately 60% of its original holding for proceeds of US$9.4 million compared to a cost of US$3.4 million. The value of the Fund's holding in Kelon as of October 31, 1998 was US$6.0 million compared to a cost of US$2.3 million.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
CM TELECOM INTERNATIONAL LIMITED ("CHINA MOTION")
China Motion is principally engaged in the provision of telecommunications-related equipment, products and services to network operators in the PRC. China Motion owns a 30% interest in an associated company which provides cross-border paging services between Hong Kong and Guangdong Province. In November 1998, China Motion increased its interest in a Shenzhen GSM mobile phone JV to approximately 68% from 20% and acquired the paging business operated by Hong Kong Telecom CSL Limited ("CSL) from Hong Kong Telecom.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of sanitaryware products for American Standard Inc. ("ASI"), a US based international manufacturer of plumbing products, through the acquisition of seven joint ventures in China. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company which is engaged, through its interests in companies and joint ventures in China, in building materials operations, construction equipment trading, and quarry concessions. Wai Kee also owns an interest in Road King Infrastructure Limited which is engaged in tollroad operations in the PRC. The major shareholder of Wai Kee is Wai Kee Holdings Limited which is listed on the HKSE and engaged in quarrying, civil engineering and dredging in Hong Kong.

COMPANION MARBLE (HOLDINGS) LIMITED ("CML")
Companion is engaged in the processing, wholesaling, retailing and the provision of installation services for granite and marble products in Hong Kong and China. In November 1998, the Fund entered into an agreement to revise the terms of its investment in Companion.

In February 1997, the Fund subscribed for HK$5 million (US$0.65 million) of 6% Convertible Notes 2000 (Notes") issued by Companion Marble (Holdings) Limited ("CML"), which is engaged in the processing, sales and provision of installation services for granite and marble products. Pursuant to the terms of subscription, in September 1998 the Fund had the right to require CML to redeem the Notes at cost, plus a premium, inclusive of interest of approximately 16%. In November 1998, the Fund agreed to enter into terms for a restructuring of the Notes pursuant to which, the Fund will be entitled to receive repayment of the full cost of investment plus a premium, inclusive of interest, of approximately 25%. The payments are scheduled to be made over an 18 month period. In addition, the Fund will receive warrants to subscribe for 2.5 million shares of CML, subject to regulatory approvals, including that of the Stock Exchange of Hong Kong Limited.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Siu Fung's major shareholder is Siu Fung Ceramics Holdings Limited ("SFH"), a listed company on The Stock Exchange of Hong Kong Limited (the THE CHINA FUND, INC.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
"HKSE"), which is engaged primarily in marketing and manufacturing production equipment for ceramic products.

Due to Siu Fung's cashflow shortfalls and SFH's inability to raise external funding for Siu Fung, the company has been unable to service its debt obligations as they fell due since October 1996. Trading of SFH shares on the HKSE has also been suspended since October 28, 1996 pending proposals to restructure the SFH Group's bank debts. Although a number of parties have expressed an interest in acquiring the assets of Siu Fung or investing in SFH, in light of the uncertainty over the recovery of the Fund's investment in Siu Fung, the Board of Directors recommended that the Fund's direct investment in Siu Fung continue to be valued at zero.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During it's fiscal year ending March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996. In 1996 the Board of Directors decreased the value of the Fund's direct investment in Wing Hong from US$3.75 million to zero.

SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a sight of 1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The construction of the first fifty houses had been completed with management expecting full occupancy by November 1998. SLEC has currently executed lease contracts for 30 units and currently is negotiating with multinational corporations to enter into leases with terms varying from three to five years to long term prepaid leases for 65 years.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King is an operator of tollroads in China and has interests in eighteen tollroads with a combined length of approximately 610 kilometers. In April 1998, the UK listed transport operator Stagecoach Holdings plc ("Stagecoach") acquired a 20% share in Road King at a price of HK$8.00 per share and subscribed for 7.5% convertible preference shares at a conversion price of HK$8.56 per share. Road King is a 46% subsidiary of Wai Kee Holdings Limited which is listed on the Stock Exchange of Hong Kong Limited.

Sincerely,
Stella S.M. Yiu, Listed Investment Manager
Michael L.H. Tsang, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
================================================================================

LISTED INVESTMENT MANAGER
Ms. Stella S.M. Yiu has served as the portfolio manager for the Fund's portfolio of listed securities since December 1993. Ms. Yiu holds a Bachelor of Arts degree in economics from Saint Catharine's College, Cambridge University. She is currently an executive director of HSBC Asset Management Hong Kong Limited responsible for managing investments and formulating strategies for the Asia-Pacific equity markets. She has had over eleven years of experience in portfolio management in Asia. Prior to joining HSBC Asset Management Hong Kong Limited, Ms. Yiu held a senior investment position at GT Management, with responsibilities for Asian regional equity funds and dedicated country portfolios.

Ms. Yiu shares the responsibility for the day to day management of the Fund's listed portfolio with Richard C. Wong, an Associate Director at HSBC Asset Management Hong Kong Limited. Mr. Wong first joined HSBC Asset Management Hong Kong Limited in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Asset Management Hong Kong Limited in January of 1997. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University.

DIRECT INVESTMENT MANAGER
Mr. Michael L.H. Tsang has served as the portfolio manager of the Fund's direct investment portfolio since February 1998, following the resignation of Mr. David F.J. Paterson. He is a director of HSBC Private Equity Management Hong Kong Limited and a Deputy Managing Director of HSBC Private Equity Management Limited. Prior to joining HSBC Private Equity Management Limited, Mr. Tsang worked for Price Waterhouse in London and Shanghai specializing in acquisition due diligence projects and corporate recovery. He is a member of The Institute of Chartered Accountants in England and Wales. Mr. Tsang holds an MA degree from St. Anne's College, Oxford, England.

Mr. Tsang shares the responsibility for the Fund's direct investment portfolio with Vincent J. Warner, the Finance Director of HSBC Private Equity Management Limited. Prior to joining HSBC Private Equity Management Limited, Mr. Warner worked for AusAsean Management Limited, the direct investment subsidiary of the AusAsean Group in Australia. Mr. Warner holds an MA degree from Oriel College, Oxford, England.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

==================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                   SHARES             VALUE (NOTE A)
           ------------------                                                   ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
   ELECTRIC UTILITIES - (2.1%)
     Heilongjiang Electric Power Co., Ltd................................    2,553,250                 $1,021,300
     Zhejiang Southeast Electric Power Co., Ltd..........................    6,732,000                  1,413,720
                                                                                                       ----------
                                                                                                        2,435,020
                                                                                                       ----------
   TRANSPORTATION - (0.8%)
     Shanghai Dazhong Taxi Co., Ltd......................................    1,986,140                    933,486
                                                                                                       ----------
   TRAVEL & TOURISM - (0.8%)
     Huangshan Tourism Development Co., Ltd..............................    2,826,000                    915,624
                                                                                                       ----------
         TOTAL SHANGHAI "B" SHARES - (Cost  $4,376,469)                                     3.7%        4,284,130
                                                                                       --------        ----------

CHINA - SHENZHEN "B" SHARES
   HOUSEHOLD APPLIANCES - (0.7%)
     Wuxi Little Swan Co., Ltd...........................................    1,611,698                    801,167
                                                                                                       ----------
   INDUSTRIALS - (0.5%)
     Shenzhen Fangda Building Material Co., Ltd..........................      900,000                    639,122
                                                                                                       ----------
         TOTAL SHENZHEN "B" SHARES - (Cost  $1,780,051)                                     1.2%        1,440,289
                                                                                       --------        ----------
         TOTAL CHINA - (Cost  $6,156,520)                                                   4.9%        5,724,419
                                                                                       --------        ----------
HONG KONG
   DIVERSIFIED - (4.1%)
     Shanghai Industrial Holdings, Ltd...................................    2,060,000                  4,761,007
                                                                                                       ----------
   ELECTRONICS - (2.8%)
     Johnson Electric Holdings, Ltd......................................      706,000                  1,640,801
     Legend Holdings, Ltd................................................    5,000,000                  1,678,502
                                                                                                       ----------
                                                                                                        3,319,303
                                                                                                       ----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998


=================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                   SHARES             VALUE (NOTE A)
           ------------------                                                   ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
   FOOD & BEVERAGES - (5.8%)
     China Food Holdings, Ltd............................................    7,318,000               $1,936,979
     Ng Fung Hong, Ltd...................................................    5,476,000                4,843,202
                                                                                                     ----------
                                                                                                      6,780,181
                                                                                                     ----------
   INFRASTRUCTURE - (5.0%)
     New World Infrastructure, Ltd.......................................    4,100,000                5,849,580
                                                                                                     ----------
   PROPERTY DEVELOPER - (1.8%)
     China Resources Beijing Land Co.....................................    7,700,000                2,062,944
                                                                                                     ----------
   TRANSPORTATION - (7.0%)
     China Merchants Hai Hong Holdings Co., Ltd..........................    6,380,000                4,159,974
     Cosco Pacific, Ltd..................................................    8,213,000                4,029,619
                                                                                                     ----------
                                                                                                      8,189,593
                                                                                                     ----------
         TOTAL HONG KONG - (Cost  $32,786,612)                                             26.5%     30,962,608
                                                                                       --------      ----------
HONG KONG - "H" SHARES
   AGRICULTURAL MACHINERY - (1.9%)
     First Tractor Co., Ltd..............................................    6,900,000                2,182,698
                                                                                                     ----------
   CHEMICALS - (2.3%)
     Zhejiang Refining & Chemical Co., Ltd...............................   13,242,000                2,701,402
                                                                                                     ----------
   ELECTRIC UTILITIES - (5.9%)
     Beijing Datang Power Generation Co., Ltd............................   10,500,000                3,253,712
     Harbin Power Equipment Co., Ltd.....................................   15,292,000                1,263,639
     Huaneng Power International, Ltd....................................    6,700,000                2,335,700
                                                                                                     ----------
                                                                                                      6,853,051
                                                                                                     ----------
   HOUSEHOLD APPLIANCES - (1.5%)
     Guangdong Kelon Electrical Holdings Co., Ltd........................    2,120,000                1,806,585
                                                                                                     ----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998


=================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                   SHARES             VALUE (NOTE A)
           ------------------                                                   ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG - "H" SHARES (CONTINUED)
   INFRASTRUCTURE - (9.5%)
     Jiangsu Expressway Co., Ltd.........................................    9,782,000                $ 2,399,716
     Shenzhen Expressway Co., Ltd........................................   19,700,000                  4,451,259
     Zhejiang Expressway Co., Ltd........................................   21,840,000                  4,286,223
                                                                                                      -----------
                                                                                                       11,137,198
                                                                                                      -----------
   MINING - (1.8%)
     Yanzhou Coal Mining Co..............................................   11,000,000                  2,158,812
                                                                                                      -----------
   TRANSPORTATION - (3.6%)
     China Eastern Airlines, Corp........................................   11,200,000                    824,274
     Guangshen Railway Co., Ltd..........................................   12,000,000                  1,859,264
     Qingling Motors Co., Ltd............................................    8,006,000                  1,478,190
                                                                                                      -----------
                                                                                                        4,161,728
                                                                                                      -----------
         TOTAL HONG KONG - "H" SHARES - (Cost $39,161,161)                                 26.5%       31,001,474
                                                                                          -----       -----------
         TOTAL HONG KONG -
           (INCLUDING "H" SHARES) - (Cost $71,947,773)                                     53.0%       61,964,082
                                                                                          -----       -----------
UNITED STATES - "N" SHARES
   ELECTRIC UTILITIES - (3.4%)
     Huaneng Power International, Inc.*..................................      187,000                  2,571,250
     Shandong Huaneng Power Development, Ltd.............................      265,000                  1,358,125
                                                                                                      -----------
         TOTAL UNITED STATES - "N" SHARES - (Cost  $4,792,846)                              3.4%        3,929,375
                                                                                          -----       -----------
         TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS - (Cost $82,897,139)                                          61.3%       71,617,876
                                                                                          -----       -----------
DIRECT INVESTMENTS
   CERAMIC PRODUCTS - (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired 11/30/94)* (1)            8,000                          0
                                                                                                      -----------
   CONSTRUCTION - (1.7%)
     Wai Kee China Investments (BVI) Company, Ltd. (acquired 10/23/95)* (1)        180                  2,000,059
                                                                                                      -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998

==================================================================================================================
             NAME OF ISSUER                                                  PAR VALUE/
           AND TITLE OF ISSUE                                                  SHARES               VALUE (NOTE A)
           ------------------                                                  ------               --------------
DIRECT INVESTMENTS (CONTINUED)
   GRANITE AND MARBLE PRODUCTS - (0.6%)
     Companion Marble Holdings, Ltd., convertible bond, 6.00%, 2/2/00
        (acquired 2/20/97)(1) ...........................................    5,000,000                    645,578
                                                                                                      -----------
   HOUSEHOLD APPLIANCES - (5.1%)
     Guangdong Kelon Electrical Holdings Co., Ltd. (acquired 12/1/94)....    7,034,542                $ 5,994,574
                                                                                                      -----------
   INFRASTRUCTURE - (1.2%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)...................    1,969,200                  1,398,399
                                                                                                      -----------
   PLUMBING - (3.9%)
     A-S China Plumbing Products, Ltd. (acquired 4/14/94)* (1)...........          450                  4,500,300
                                                                                                      -----------
   REAL ESTATE - (1.7%)
     New World Sun City, Ltd. (acquired 12/12/92) (1)....................           83                  1,989,408
                                                                                                      -----------
   TELECOMMUNICATIONS - (2.2%)
     CM Telecom International, Ltd.
       (warrants expiring on March 31, 2000)* ...........................    1,530,976                      7,907
     CM Telecom International, Ltd., ordinary shares
       (acquired 1/11/94 and 11/10/94) ..................................   15,309,760                  2,589,493
                                                                                                      -----------
                                                                                                        2,597,400
                                                                                                      -----------
   TEXTILE - (0.0%)
     Wing Hong Holdings, Ltd. (acquired 5/31/95)* (1)....................          150                          0
                                                                                                      -----------
   PROPERTY DEVELOPER - (0.8%)
     Shanghai Links Executive Community (acquired 3/12/97)* (1)..........      100,000                    100,000
     Shanghai Links Executive Community Class A preference shares
       (acquired 3/12/97)* (1) ..........................................      900,000                    900,000
                                                                                                      -----------
                                                                                                        1,000,000
                                                                                                      -----------
         TOTAL DIRECT INVESTMENTS - (Cost $29,112,461)                                       17.2%     20,125,718
                                                                                           ------     -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998


=================================================================================================================
             NAME OF ISSUER                       CURRENT     MATURITY       PRINCIPAL
           AND TITLE OF ISSUE                      YIELD     (MM/DD/YY)       AMOUNT               VALUE (NOTE A)
           ------------------                      -----     ----------       ------               --------------
SHORT TERM INVESTMENTS
   U.S. GOVERNMENT SECURITIES - (21.2%)
     United States Treasury Bills...............   4.950%     11/12/98      $4,240,000               $  4,233,673
     United States Treasury Bills...............   4.610%     12/17/98       1,500,000                  1,491,279
     United States Treasury Bills...............   4.590%     12/24/98         710,000                    705,265
     United States Treasury Bills...............   4.750%     12/31/98       1,860,000                  1,845,468
     United States Treasury Bills...............   4.620%     01/28/99       5,200,000                  5,142,018
     United States Treasury Bills...............   4.580%     02/11/99       1,500,000                  1,480,790
     United States Treasury Bills...............   4.510%     03/04/99       5,060,000                  4,983,060
     United States Treasury Bills...............   4.560%     03/18/99       2,270,000                  2,231,119
     United States Treasury Bills...............   4.130%     04/08/99       1,500,000                  1,473,162
     United States Treasury Bills...............   4.140%     04/29/99       1,200,000                  1,175,656
                                                                                                     ------------
                                                                                                       24,761,490
                                                                                                     ------------
   REPURCHASE AGREEMENT - (0.2%)
     State Street Bank & Trust Co.
        maturity value of $237,040..............   2.000%     11/02/98         237,000                    237,000
                                                                                                     ------------
        (Dated10/30/98, collateralized by
        $155,000 United States Treasury
        Bonds,12.00%, 8/15/13, with a
        value of $244,212)
         TOTAL SHORT TERM INVESTMENTS - (Cost  $24,998,490)                                21.4%       24,998,490
                                                                                          -----      ------------


TOTAL INVESTMENTS - (Cost  $137,008,090) (NOTE E)                                          99.9%      116,742,084
OTHER ASSETS AND LIABILITIES                                                                0.1%          149,271
                                                                                          -----      ------------

NET ASSETS                                                                                100.0%     $116,891,355
                                                                                          =====      ============
-----------------------------------------------------------------------------------------------------------------


NOTES TO SCHEDULE OF INVESTMENTS
*    Denotes non-income producing security

(1) These direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition for each of these direct investments, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

=================================================================================================================
ASSETS
    Investments in listed investments, at value (cost $82,897,139) (Note A).............           $   71,617,876
    Investments in direct investments, at value (cost $29,112,461) (Notes A and B)......               20,125,718
    Short term investments, at value (Cost $24,998,490) (Note A)........................               24,998,490
    Cash, including foreign currency, at value (cost $659,912)..........................                  660,044
    Receivable for investments sold.....................................................                  399,799
    Receivable for currency sold........................................................                   68,054
    Dividends and interest receivable...................................................                  182,723
    Prepaid expenses....................................................................                   58,492
                                                                                                   --------------
TOTAL ASSETS............................................................................              118,111,196
                                                                                                   --------------
LIABILITIES
    Payable for investments purchased...................................................                  702,774
    Payable for fund shares repurchased.................................................                    7,846
    Investment management fee payable (Note C)..........................................                  173,111
    Administration, custodian and transfer agent fees payable...........................                  124,681
    Payable for currency purchased......................................................                   68,058
    Accrued expenses and other liabilities..............................................                  143,371
                                                                                                   --------------
TOTAL LIABILITIES.......................................................................                1,219,841
                                                                                                   --------------
TOTAL NET ASSETS........................................................................           $  116,891,355
                                                                                                   ==============

COMPOSITION OF NET ASSETS:
    Common stock, at par value (Note D).................................................           $      107,810
    Capital paid in excess of par (Note D)..............................................              144,907,147
    Undistributed net investment income.................................................                  813,604
    Accumulated net realized loss on investments and
        foreign currency transactions...................................................               (8,671,420)
    Net unrealized depreciation on investments
        and foreign currency transactions...............................................              (20,265,786)
                                                                                                   --------------
TOTAL NET ASSETS........................................................................           $  116,891,355
                                                                                                   ==============

NET ASSET VALUE PER SHARE...............................................................                $   10.84
($116,891,355 / 10,781,037 shares of common stock outstanding)                                          =========


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998

=================================================================================================================
INVESTMENT INCOME
    Dividend income - listed investments................................................           $    1,766,273
    Dividend income - direct investments................................................                  995,617
    Interest income - listed and short-term investments.................................                  812,689
    Interest income - direct investments................................................                  224,138
                                                                                                   --------------
        TOTAL INVESTMENT INCOME.........................................................                3,798,717
                                                                                                   --------------
EXPENSES
    Investment Management fee (Note C)..................................................                1,758,834
    Administration, custodian and transfer agent fees...................................                  465,193
    Directors' fees and expenses (Note C)...............................................                  326,500
    Legal fees..........................................................................                  160,000
    Shareholder services fee............................................................                   94,000
    Insurance...........................................................................                   74,000
    Printing and postage................................................................                   72,000
    Audit and tax service fees..........................................................                   65,000
    Miscellaneous expenses..............................................................                   44,300
                                                                                                   --------------
    Total Expenses......................................................................                3,059,827
        Fees waived by the Investment Manager (Note C)..................................                 (146,044)
                                                                                                   --------------
        NET EXPENSES....................................................................                2,913,783
                                                                                                   --------------

NET INVESTMENT INCOME...................................................................                  884,934
                                                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
    Net realized loss on listed investment transactions.................................              (13,997,331)
    Net realized gain on direct investment transactions.................................                5,327,752
    Net realized loss on foreign currency transactions..................................                  (13,929)
                                                                                                   --------------
                                                                                                       (8,683,508)
                                                                                                   --------------
    Net change in unrealized depreciation on listed investments and
        foreign currency translations...................................................              (40,266,555)
    Net change in unrealized depreciation on direct investments.........................              (13,095,741)
                                                                                                   --------------
                                                                                                      (53,362,296)
                                                                                                   --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS.......................................................              (62,045,804)
                                                                                                   --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS..............................................           $  (61,160,870)
                                                                                                   ==============


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


===================================================================================================================
                                                                            YEAR ENDED               YEAR ENDED
                                                                         OCTOBER 31, 1998         OCTOBER 31, 1997
                                                                         ----------------         ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
    Net investment income (loss)...................................       $      884,934           $     (218,014)
    Net realized gain (loss) on investment and
        foreign currency transactions..............................           (8,683,508)              17,597,207
    Net change in unrealized appreciation (depreciation) on
        investments and foreign currency translations..............          (53,362,296)              23,962,519
                                                                          --------------           --------------
    Net increase (decrease) in net assets resulting from operations          (61,160,870)              41,341,712
                                                                          --------------           --------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income..........................................                   --                 (848,349)
    Net realized gain on investments and foreign
        currency transactions......................................           (5,425,599)                 (56,651)
                                                                          --------------           --------------
    Total dividends and distributions to shareholders..............           (5,425,599)                (905,000)
                                                                          --------------           --------------

CAPITAL SHARE TRANSACTIONS:
    Fund shares repurchased (Note D)...............................             (557,605)                      --
                                                                          --------------           --------------
    Total decrease in net assets from capital stock transactions...             (557,605)                      --
                                                                          --------------           --------------
NET INCREASE (DECREASE) IN NET ASSETS..............................          (67,144,074)              40,436,712
                                                                          --------------           --------------

NET ASSETS:
Beginning of period................................................          184,035,429              143,598,717
                                                                          --------------           --------------
End of period, including undistributed
    net investment income of $813,604 and $0, respectively.........       $  116,891,355           $  184,035,429
                                                                          ==============           ==============


See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED


=================================================================================================================
                                                                         YEAR ENDED OCTOBER 31,
                                                      -----------------------------------------------------------
                                                        1998           1997          1996       1995       1994
                                                      --------       --------      --------   --------   --------
PER SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period.............     $  16.97       $  13.24      $  12.87   $  15.26   $  17.35

Net investment income (loss).....................         0.08(2)       (0.02)(2)      0.06       0.10      (0.03)
Net realized and unrealized gain (loss)
     on investment and foreign currency
     transactions................................         (5.71)          3.83          0.40      (1.88)     (0.39)
                                                      --------       --------      --------   --------   --------
Total from investment operations.................         (5.63)          3.81          0.46      (1.78)     (0.42)
                                                      ---------      --------      --------   --------   --------
Less distributions:
     Dividends from net investment income                   --          (0.08)        (0.09)     (0.01)     (0.02)
     Dividends in excess of net investment income           --             --            --         --      (0.07)
     Distributions from net realized capital gain        (0.50)            --            --      (0.60)     (0.82)
                                                      --------       --------      --------   --------   --------
Total distributions..............................        (0.50)         (0.08)        (0.09)     (0.61)     (0.91)
                                                      --------       --------      --------   --------   --------

Dilution due to rights offering..................           --             --            --         --      (0.76)
                                                      --------       --------      --------   --------   --------

Net asset value, end of period...................     $  10.84       $  16.97      $  13.24   $  12.87   $  15.26
                                                      ========       ========      ========   ========   ========

Per share market value, end of period............     $   8.75       $  13.31      $  11.75   $  11.75   $  17.25
                                                      ========       ========      ========   ========   ========

TOTAL INVESTMENT RETURN
     (BASED ON MARKET VALUE).....................       (31.98)%        13.88%         0.74%    (28.39)%     5.38%
                                                      ========       ========      ========   ========   ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)................     $116,891       $184,035      $143,599   $139,513   $165,102
Ratio of expenses to average net assets                   2.22%(2)       2.15%(2)      2.56%      2.55%      2.49%
Ratio of net investment income (loss)
     to average net assets.......................         0.68%         (0.11)%        0.49%      0.78%     (0.11)%
Portfolio turnover rate..........................           24%            39%           41%        43%        58%

(1)  Based on average shares outstanding during the period.
(2)  The ratios of expenses to average net assets and the net investment income
     (loss) per share is after the waiver of a portion of the Investment Management Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows:
     For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.



See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

================================================================================

NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the year ended October 31, 1998, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. A Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

================================================================================

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B - VALUATION OF DIRECT INVESTMENTS
At October 31, 1998, Direct Investments amounting to $10,135,345 (8.7% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note A - Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management Hong Kong Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund (the "Management Agreement"). Effective March 13, 1998, the Management Agreement was amended to reduce the fee paid by the Fund to the Investment Manager for its services to the annual rate of 1.25% of the Fund's average weekly net assets. Prior to March 13, 1998, the Investment manager was entitled to receive a fee for its services at the annual rate of 1.50% of the Fund's average weekly net assets. However, beginning July 1, 1997, the Investment Manager voluntarily waived a portion of its fee amounting to an annual rate of 0.25% of the Fund's average weekly net assets. For the year ended October 31, 1998, the total amount of Investment Management Fees waived was $146,044. HSBC Private Equity Management Hong Kong Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee by the Investment Manager.

================================================================================

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D - CAPITAL STOCK
During the year, the Board of Directors of the Fund approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 1998, the Fund repurchased 63,900 shares of its common stock. Proceeds paid by the Fund for the repurchase of its shares, including commissions of $1,917, amounted to $557,605.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 1998, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $37,118,850 and $54,597,868, respectively. At October 31, 1998, the cost of investments for book and federal income tax purposes was substantially the same. Gross unrealized appreciation of investments was $9,738,984, while gross unrealized depreciation of investments was $30,004,990, resulting in net unrealized depreciation of investments of $20,266,006. In addition, the Fund has a capital loss carryforward of $8,671,420, which may be utilized to offset capital gains through October 31, 2006. The Fund has designated $5,368,198 as distributions from long term capital gains.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS

================================================================================

The Stockholders and Board of Directors
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                             KPMG PEAT MARWICK LLP

Boston Massachusetts
December 9, 1998

THE CHINA FUND, INC.
OTHER INFORMATION

================================================================================
YEAR 2000

The services provided to The China Fund (the "Fund") by its various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Fund has been advised that its service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

================================================================================
The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

                 (This page has been left blank intentionally.)

THE CHINA FUND, INC.

================================================================================
UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY  10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English,  Director and Chairman of the Board
Bernard H. Asher, Director
Sir Alan Donald KCMG, Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management Hong Kong Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management Hong Kong Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

LEGAL COUNSEL
Rogers & Wells LLP